Name	Ticker Symbol
ERShares Private-Public Crossover ETF (the “Fund”)	XOVR

Supplement dated January 15, 2026 to the Fund’s Prospectus

and Statement of Additional Information dated October 28, 2025.

______________________________________________________________________________

Effective on or about January 20, 2026, Ultimus Fund Solutions, LLC, will no longer serve as the administrator, dividend disbursing agent and fund accounting agent to the Fund. All references to Ultimus Fund Solutions, LLC, are deleted and replaced with “ALPS Fund Services, Inc.” All references to the former administrator, dividend disbursing agent and fund accounting agent’s address shall be deleted and replaced with, “1290 Broadway, Suite 1000, Denver, CO 80203.”

Effective on or about January 20, 2026, Brown Brothers Harriman & Co. will no longer serve as the custodian and transfer agent to the Fund. All references to Brown Brothers Harriman & Co. are deleted and replaced with “State Street Bank and Trust.” All references to the former custodian and transfer agent’s address shall be deleted and replaced with, “One Lincoln Street, Boston, MA 02111.”

Please retain this Supplement for future reference.